Exhibit 99.1

1 2017 Annual Meeting of Stockholders November 10, 2017 Independence Holding Company © 2017 The IHC Group

2 3 Independence Holding Company (DE) Independence Capital Corp. (DE) Madison National Life Insurance Company, Inc. (WI) Standard Security Life Insurance Company of New York (NY) IHC Health Holdings Corp. (DE) Independence American Holdings Corp. (DE) IHC Carrier Solutions, Inc. (DE) Independence American Insurance Company (DE) PetPartners, Inc. (DE) IHC Specialty Benefits, Inc. (DE) IHC Corporate Structure

3 ❑ Specialty health and group life & disability insurance company ❑ Founded in 1980, publicly traded on the NYSE ➢ Market cap over $400M ($26.95 per share as of 11/7/2017) ➢ Book Value of $28.19 per share (as of 9/30/2017) ❑ Three carriers rated A - (Excellent) by A.M. Best ➢ Standard Security Life (New York) ➢ Madison National Life (Wisconsin) ➢ Independence American Insurance (Delaware) ❑ Comprehensive specialty health product suite ➢ Top 2 writer of short - term medical ➢ Top 6 market share in NY DBL business ➢ Top 6 writer of pet insurance in the US ➢ Top writer of LTD for school districts/municipalities in upper mid - west ❑ Premier Provider of Private Label and Co - Branded Solutions ❑ Management Team with average tenure of 25+ years ➢ Product Innovator/Speed to Market IHC at a Glance

4 Executive Summary ❑ The Company has spent recent years transforming its business into a specialty health franchise with a niche group LTD, DBL and life business ❑ 2016 was a transition year as legacy businesses (e.g., stop loss) ran off and as management executed its plan to re - deploy excess capital through strategic investments in distribution and on - boarding of new distribution partnerships ❑ 2017 experiencing excellent growth in specialty health ❑ In 2018, projecting exceptional growth via: ➢ New bundled product launch with eHealth and other leading distributors (launched 9/7/17) ➢ New distribution partners ➢ Expansion of DBL block due to new paid family leave rider (PFL) as of 1/1/18 ➢ In 2018, New York State will require employers to provide job - protected paid leave to care for a new child or sick family member or to assist when someone is called to active military service. The coverage will be added, as a rider, to all existing New York DBL policies. Standard Security Life anticipates that the implementation of this coverage is expected to more than double our current $30 million DBL block. The rates for this rider are set by New York State, and as this is a new product, the underwriting profitability is unclear at this point. ➢ New STD product for Federal Employees distributed through leading carrier ➢ New pet distribution

5 STM & FI Individual & Association ➢ Plans are available online and are active within 24 hours of applying ➢ Federal Executive Order expected to lengthen STM duration rules ➢ Uncertainty with the ACA creates large opportunity in 2018 DBL Group ➢ Electronic application submission that allows agents to conveniently submit applications via DBL customized website and receive instant policy numbers ➢ System is complemented by electronic delivery of policy kits ➢ Less than 24 hour turnaround on all new business and administrative changes Group Life & Disability Group ➢ Offers comprehensive life and disability insurance products that are an essential piece of an employers benefit program. ➢ Insurance provided on either a employer paid or voluntary (worksite) basis ➢ Specialize in providing insurance solutions to public sector employees (schools, cities and municipalities) Pet Insurance Individual ➢ Customers can choose how much of their veterinarian bill is reimbursed from 70%, 80%, 90%, or 100% after a deductible is met ➢ Developing worksite solutions Dental & Vision Group + Individual ➢ Fast growing and highly profitable individual line ➢ New quoting platform for group expected to increase employer group sales in 2018 Group LMB & Gap Group ➢ Deductible gap plans help employees manage the financial impact of an inpatient hospitalization or outpatient surgery ➢ Uniquely filed LMB plans are marketed by leading distributions Products Product Features All lines of business have consistently generated profits over the last 5 years Unique Products

6 Specialty Health Net Earned Premiums ❑ Specialty Health earned premiums increased 27.6% and 20.8% for the three months and nine months in 2017, respectively, as compared with the same periods in 2016. Earned premiums by major line of business as follows: Three Months Ended Nine Months Ended September 30, 2017 September 30, 2017 Specialty Health Net Earned Premiums by Line: 2017 2016 2017 2016 Short Term Medical $ 16,918 $ 13,291 $ 44,229 $ 32,938 Fixed Indemnity Limited Benefit 16,414 2,070 30,275 7,198 Pet Insurance 9,654 9,812 29,802 28,258 Dental 3,784 5,091 12,715 16,168 Occupational Accident 1,827 4,992 7,565 13,697 International 1,031 3,151 6,925 9,778 Other Specialty Health Lines 1,762 1,868 5,028 4,944 $ 51,390 $ 40,275 $ 136,539 $ 112,981

7 IHC Per - Share Value ❑ As market prices warrant, buy back shares of IHC ❑ Recent price levels: ❑ IHC book value $28.19 as of September 30, 2017 ➢ IHC Price to Book Ratio was .956 at November 7, 2017 ❑ Russell 2000 Insurance: Life Index Price to Book Ratio was 1.19 as of 9/30/17 ❑ NASDAQ Insurance Index Price to Book Ratio was 1.52 as of 9/30/17

8 IHC Results of Continuing Operations* Year Reported Q3 2017 YTD 1 $1.50 2016 2 $1.27 2015 3 $1.58 2014 4 $0.82 2013 5 $0.78 1 . The Q 3 2017 YTD results includes a tax benefit of $ 11 . 6 million from a worthless stock deduction recognized as a result of the winding down and dissolution of a subsidiary in the second quarter of 2017 2 . The year ended 2016 includes a $ 3 . 9 million tax benefit from a worthless stock deduction as a result of the winding down and dissolution of a subsidiary in the fourth quarter of 2016 . 3 . The year ended 2015 includes a $ 6 . 7 million gain, net of tax, resulting from the deconsolidation of a subsidiary and corresponding joint venture transaction, and a $ 3 . 3 million gain, net of tax, on the sale of the infrastructure associated with the administration of substantially all of our individual life and annuity policies ceded in 2015 . 4 . The year ended 2014 was negatively affected by $ 7 . 1 million of losses before taxes in our major medical lines that are largely attributable to the requirements of ACA, and positively affected by an increase of $ 2 . 2 million, net of noncontrolling interest, for an increase in the deferred tax asset related to AMIC’s federal net operating loss carryforward (NOL) . 5 . The year ended 2013 was negatively affected by $ 9 . 4 million of losses before taxes in our major medical lines that are largely attributable to the requirements of ACA . * Results of operations for prior years have been adjusted for the effects of discontinued operations for the sale of IHC Ri sk Solutions.

9 The graph below matches Independence Holding Company's cumulative 5 - Year total shareholder return on common stock with the cumulative total returns of the Russell 2000 index and the S&P 500 Life & Health Insurance index . The graph tracks the performance of a $ 100 investment in our common stock and in each index (with the reinvestment of all dividends) from 12 / 31 / 2011 to 12 / 31 / 2016 . Comparison of Five Year Cumulative Total Return $0 $50 $100 $150 $200 $250 $300 12/11 12/12 12/13 12/14 12/15 12/16 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* Among Independence Holding Company, the Russell 2000 Index, and S&P 500 Life & Health Insurance Independence Holding Company Russell 2000 S&P 500 Life & Health Insurance *$100 invested on 12/31/11 in stock or index, including reinvestment of dividends. Fiscal year ending December 31. Copyright© 2017 Standard & Poor's, a division of S&P Global. All rights reserved.

10 Current Strategy ❑ Accelerate growth through significant market opportunity for health & disability products ➢ Continue to develop new specialty health products ➢ Provide private label and co - branded solutions ➢ Expand pet insurance – high growth market in U.S. with worksite marketing opportunities ➢ DBL – significant growth potential in 2018 due to new PFL rider ➢ Expansion of group life and disability through new distribution ❑ Expand owned distribution channels ➢ Emphasize online sales and direct - to - consumer channels through direct agency, call center, Health eDeals , and Aspira A Más ➢ Equity investments in call centers and worksite company for preferred positioning of products ➢ Expand telebrokerage offices ➢ Sell through PetPartners and PetPlace.com ❑ Accelerating roll - out of technology initiatives for direct - to - customer channels and agents ❑ Speed to market and product innovator ➢ New products can be designed, built and delivered to market inside of 90 days (assumes existing forms/rates will be used) ➢ New product packages released in Q4 2017 expected to generate significant results in 2018 ❑ Continue to safeguard our assets ➢ Strong, safe portfolio – overall rated AA ➢ Short duration protects against inflation - 6.0 years

11 Forward - Looking Statements Certain statements in this presentation are “forward - looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC. Forward - looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to IHC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission. These uncertainties may cause IHC’s actual future results to be materially different than those expressed in this presentation. IHC does not undertake to update its forward - looking statements.